UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – May 3, 2007

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

May 3, 2007 Chemokine Therapeutics Corp. announced the results of a study conducted by The University of Texas M. D. Anderson Cancer Center to evaluate the ability of CTCE-9908 to inhibit the metastasis and growth of the primary tumor of a human breast cancer in preclinical models.  The study concluded that treatment with the Company’s CXCR4 antagonist, CTCE-9908, significantly reduced metastases and primary tumor growth in preclinical models of breast cancer. The effects of anti-metastasis could be due to inhibition of tumor cell homing; however, inhibition of primary tumor growth may indicate involvement of other mechanisms.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1

May 3, 2007 Chemokine Therapeutics Corp. announced the results of a study conducted by The University of Texas M. D. Anderson Cancer Center to evaluate the ability of CTCE-9908 to inhibit the metastasis and growth of the primary tumor of a human breast cancer in preclinical models.  The study concluded that treatment with the Company’s CXCR4 antagonist, CTCE-9908, significantly reduced metastases and primary tumor growth in preclinical models of breast cancer. The effects of anti-metastasis could be due to inhibition of tumor cell homing; however, inhibition of primary tumor growth may indicate involvement of other mechanisms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2007	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Bashir Jaffer Bashir Jaffer, Chief Financial Officer

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Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES RESULTS OF PRECLINICAL STUDY CONDUCTED BY M. D. ANDERSON CANCER CENTER ON ITS ANTICANCER DRUG CTCE-9908

Vancouver, BC (May 3, 2007) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular diseases, today announced the results of a study conducted by The University of Texas M. D. Anderson Cancer Center to evaluate the ability of CTCE-9908 to inhibit the metastasis and growth of the primary tumor of a human breast cancer in preclinical models.  The study concluded that treatment with the Company’s CXCR4 antagonist, CTCE-9908, significantly reduced metastases and primary tumor growth in preclinical models of breast cancer. The effects of anti-metastasis could be due to inhibition of tumor cell homing; however, inhibition of primary tumor growth may indicate involvement of other mechanisms.

In one study the investigators showed that mice treated with CTCE-9908 had statistically significant reduction of the primary tumor size compared to the control mice over time.  At the 5-week and 6-week time points the mice treated with CTCE-9908 had an 86% decrease and 80% decrease in primary tumor growth compared to the control mice, respectively. In a second study, treatment with CTCE-9908 also demonstrated a statistically significant reduction in the rate of metastasis compared to the control group.  At the 5-week and 6-week time points, the mice treated with CTCE-9908 had an 89% reduction and 95% reduction in metastatic tumor burden compared to the control mice, respectively.

“This study demonstrated not only the inhibitory effect of CTCE-9908 on metastases, but it also demonstrated a reduction in the size and growth of the primary tumor“, stated Dr. Massimo Cristofanilli, Associate Professor of Medicine, M. D. Anderson Cancer Center.

“The results of the study that M. D. Anderson has performed are very encouraging”, stated Dr. Hassan Salari, President and Chief Scientific Officer of the Company.  “These results give us further scientific confidence in the potential of our lead product CTCE-9908 to treat cancer”.

Researchers at M. D. Anderson Cancer Center have been studying the ability of CTCE-9908 to inhibit the metastasis and the effect on the primary tumor of a human breast cancer in preclinical models as part of a collaborative research effort with the Company.  These results were recently released through an oral presentation by Dr. Eugene Huang at the annual meeting of the American Association for Cancer Research held in Los Angeles, California.

About CTCE-9908

CTCE-9908 is a peptide analog of the Chemokine SDF-1, and an antagonist of its receptor, CXCR4. SDF-1 is the only known naturally occurring chemokine that binds to CXCR4, which is present on cancer cells of over 30 different tumor types. Activation by SDF-1 is believed to be critical in angiogenesis and in the metastasis (or spread) of cancer cells to distant locations in the body, where they form new tumors. Approximately 90% of cancer deaths are due to metastasis. We believe that CTCE-9908 interferes with the metastatic process of cancers by both preventing their spread and blocking the blood supply to the cancer cells.

The Company is currently conducting a Phase Ib/II clinical trial on CTCE-9908 to assess safety and preliminary efficacy in cancer patients.   Preliminary results were recently released where no dose limiting toxicities were observed in any of the cancer patients and two out of three patients with ovarian cancer exhibited stable disease when comparing the size of target tumors at baseline to the assessment performed after CTCE-9908 treatment.  Additional patients are currently being enrolled with the final results expected later this year.

About The University of Texas M. D. Anderson Cancer Center

M. D. Anderson Cancer Center, a component of The University of Texas System, has established an international reputation as one of the world’s preeminent centers for cancer patient care, research, education and prevention with pioneering approaches and technologies. M. D. Anderson holds the distinction of being designated by the National Cancer Institute (NCI) as one of the first three Comprehensive Cancer Centers in the United States. M. D. Anderson has been named the nation’s top cancer hospital by U.S. News & World Report’s “Best Hospitals” survey four out of the past six years.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs in the field of chemokines. Chemokines are a class of signaling proteins which play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration. Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Director of Public Relations Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net	Equicom Group Joanna Longo Investor Relations Phone: (416) 815-0700 ext. 233 Fax: (416) 815-0080 E-mail: jlongo@equicomgroup.com